Introduction of Pro Forma Condensed Financial Statements
(UNAUDITED)

The accompanying unaudited pro forma condensed balance sheet as of December 31, 2007, gives effect to the Acquisition as if the Acquisition occurred on that date. The accompanying unaudited pro forma condensed statement of operations for the year ended December 31, 2007, gives effect to the acquisition as if it occurred on the first day of the period presented.

The accompanying unaudited pro forma condensed balance sheet as of March 31, 2008, gives effect to the Acquisition as if the Acquisition occurred on that date. The accompanying unaudited pro forma condensed statement of operations for the three months ended March 31, 2008, gives effect to the Acquisition as if it occurred on the first day of the period presented.

The fiscal year end of both Waytronx, Inc. and CUI, Inc. is December 31, 2007. The historical condensed statement of operations for the year ended December 31, 2007 were derived from the Waytronx, Inc. audited statements of operations for the year ended December 31, 2007 and the CUI, Inc. audited Income Statement for the year ended December 31, 2007.

The unaudited pro forma condensed financial information is provided for information purposes only and is not necessarily indicative of the results that would have occurred if the Acquisition had occurred on the first day of each period presented. The unaudited pro forma financial statements should not be construed as being representative of future operating results or financial position of the Company and should be read in conjunction with the:

•	Accompanying Notes to the Unaudited Pro Forma Condensed Financial Statements;

•	The Company's historical consolidated financial statements and notes included in the Company's annual report is on Form 10-KSB for the fiscal year ended December 31, 2007

Waytronx, Inc.

Waytronx Inc.
Pro Forma Consolidating Balance Sheets
For the Three Months Ended March 31, 2008

			Pro Forma Adjustments
					Pro Forma
	Waytronx	CUI	Debit	Credit	Amount

Current assets:
Cash and cash equivalents	36,400	662,211			698,611
Notes receivable, current portion	-	1,154,151			1,154,151
Accounts receivable, net of allowance for
doubtful accounts for Waytronx of $19,803 and for
CUI of $100,000	30,088	2,484, 736			2,514,824
Inventory, net	12,420	2,488,139			2,500,559
Prepaid expenses	54,231	155,856			210,087
Deposits	-	55,637			55,637
Total current assets	133,139	7,000,730			7,133,869

Property and equipment, net	13,640	1,369,491			1,383,131

Other assets:
Technology rights, net	4,261,864	51,222			4,313,086
Patent costs, net	676,070				676,070
Deposits and other	43,878				43,878
Investment in securities available for sale		131,075			131,075
Goodwill, net		-	32,801, 356	273,345	32, 528, 011
Other intangible assets, net of accumulated
amortization of $25,936		15,105			15,105
Total other assets	4,981,812	197,402			37,707,225

Total Assets	5,128,591	8,567,623			46,224,225

Current liabilities:
Demand notes payable	-	2,354,013			2,354,013
Accounts payable	400,138	797,086			1,197,224
Preferred stock dividends payable	5,054	-			5,054
Accrued expenses	191,301	3,776			195,077
Accrued compensation	58,756	124,350			183,106
Deferred revenue	2,010	-			2,010
Accrued interest	-	8,710			8,710
Current portion of long-term debt		34,498			34,498
Current portion of long-term debt (Waytronx
convertible notes payable, net of discounts of
$55,165)	1,717,594				1,717,594
Total current liabilities	2,374,853	3,322,433			5,697,286

Long-term debt, net of current portion	-	144,940			144,940
Long term notes payable	100,000				100,000
Long term notes payable, related party	1,000,000				1,000,000
Long term notes payable, bank				6,000,000	6,000,000
Long term notes payable, CUI				14,000, 000	14,000,000
Long term mandatory convertible notes payable,
CUI				17, 500, 000	17,500,000
Total liabilities	3,474,853	3,467,373			44,442,226

Stockholders' equity:
Convertible Series A, preferred stock, 5,000,000
shares authorized, 75,543 shares issued and
outstanding liquidation preference of $75,543 at
December 31, 2007	51				51
Common stock, par value $0.001; 200,000,000
shares authorized, 158,450,479 shares issued
and outstanding at March 31, 2008	158,451				158,451
Common stock issuable, par value $0.001;
(1,175,000 shares at March 31, 2008)	1,000				1,000
Common stock, (no par value, 1,000 shares
authorized, 495 shares issued and outstanding)		113,750	113,750
Additional paid-in capital	51,444, 533				51,444, 533
Subscription receivable	(34,555)				(34, 555)
Retained earnings (accumulated deficit)	(49,915,742)	4,986,500	4,858,239		(49,787,481)
Total stockholders' equity	1,653,738	5,100,250			1,781,999

Total liabilities and stockholders' equity	5,128, 591	8,567,623			46,224,225

Waytronx Inc.
Pro Forma Consolidating Statements of Operations
For the Three Months Ended March 31, 2008

			Pro Forma Adjustments
	Waytronx	CUI	Debit	Credit	Pro Forma Amount
Sales, net	60,645	6,237,041			6,297,686
Cost of sales	82,083	3,712,564			3,794,647
Gross margin	(21,438)	2,524,477			2,503,039
Selling, general and administrative expenses	603,999	2,157,186	273,345		3,034,530
Research and development	341,184	27,336			368,520
Income from operations	(966,621)	339,955			(900,011)

Other income (expenses)
Other income	2,378	73,763			76,141
Other expense	(91, 500)				(91,500)
Interest income	-	26,796			26,796
Interest expense - intrinsic value of convertible debt and amortization of debt discount	(58,967)				(58,967)
Interest expense	(83,313)	(38,908)			(122,221)
Total other income (expense), net	(231,402)	61,651			(169,751)
Income before equity in net income of affiliate	(1,198,023)	401,606			(1,069,762)
Equity in net (loss) income of affiliate
Net income (loss)	(1,198,023)	401,606			(1,069,762)

Waytronx Inc.
Pro Forma Consolidating Balance Sheets
For the Year Ended December 31, 2007

			Pro Forma Adjustments
	Waytronx	CUI	Debit	Credit	Pro Forma Amount
Current assets:
Cash and cash equivalents	42,639	109,458			152,097
Notes receivable, current portion		1,205,750			1,205, 750
Accounts receivable, net of allowance for doubtful accounts for Waytronx of $19,803 and CUI $100,000	7,000	3,272,991			3,279,991
Inventories, net	88,350	2,441,106			2,529,456
Prepaid expenses and other	20,160	112,200			132,360
Deposits		48,559			48,559
Total current assets	158,149	7,190,064			7,348,213

Property and equipment, net	20,641	1,417,211			1,437,852
Other assets:
Notes receivable	91,500				91,500
Investment in securities available for sale		131,075			131,075
Goodwill, net		-	34,517,172	1,150,572	33,366,600
Technology rights, net	4,321,493				4,321,493
Patent costs, net	654,861				654,861
Deposits and other	58,710				58,710
Other intangible assets. net of accumulated amortization of $25,936		15,605			15,605
Total other assets	5,126,564	146,680			38,639,844

Total Assets	5,305,354	8,753,955			47,425,909
Current liabilities:
Demand notes payable		2,249,609			2,249,609
Accounts payable	294,327	1,361,060			1,655, 387
Preferred stock dividends payable	5,054	-			5,054
Accrued expenses	135,898	88,626			224,524
Accrued compensation	90,858	154,294			245,152
Deferred revenue	13,080	-			13,080
Accrued interest		11,219			11,219
Current portion of long-term debt		45,563			45,563
Convertible notes payable, net of discounts of $55,165	1,594,834	-			1,594,834
Total current liabilities	2,134,051	3,910,371			6,044,422
Long term debt, net of current portion	100,000	144,940			244,940
Long term notes payable - related party	1,000,000				1,000,000
Long term notes payable. bank				6,000,000	6,000,000
Long term notes payable, CUI				14, 000, 000	14, 000, 000

Long term mandatory convertible notes payable, CUI				17,500:000	17,500,000

Total liabilities	3,234,051	4,055,311			44,789,362
Commitments
Stockholders' equity:
Preferred stock, par value $0.001; 10,000,000 shares authorized Convertible Series A, preferred stock, 5,000,000 shares authorized, 75,543 shares issued and outstanding liquidation preference of $75,543 at December 31, 2007	76				76
Convertible Series B, preferred stock, 30,000 shares authorized, and no shares outstanding at December 31, 2007 Common stock, par value $0.001; 200,000,000 shares authorized, 156,780,626 shares issued and outstanding at December 31, 2007	156,781				156,781
Common stock, (no par value, 1,000 shares authorized, 495 shares issued and outstanding)		113,750	113,750
Additional paid-in capital	50,832,165				50, 832,165
Subscription receivable	(200,000)				(200, 000)
Retained earnings (accumulated deficit)	(48,717,719)	4,584,894	4,019,650		(48,152,475)
Total stockholders' equity	2,071,303	4,698,644			2,636, 547

Total liabilities and stockholders' equity	5,305,354	8,753,955			47,425,909

Waytronx Inc.
Pro Forma Consolidating Statement of Operations
For the Year Ended December 31, 2007

			Pro Forma Adjustments
	Waytronx	CUI	Debit	Credit	Pro Forma Amount
Sales, net	157,258	24,675,963			24,833,221
Cost of sales	2,318,602	14,517,757			16,836,359
Gross margin	(2,161,344)	10,158,206			7,996.862
Operating expenses
Selling, general and administrative expenses	1,888,098	8,629,240	1,150,572		11,667,910
Research and development	1,191,854	45,413			1,237,267
Impairment, net	20,971	-			20,971
Bad debt	18,470	46,476			64,946
Total operating expenses	3,119, 393	8,721,129			12,991,094
Income (loss) from operations	(5,280,737)	1,437,077			(4,994,232)

Other income (expenses)
Other income	80,873	339,185			420,058
Other expense	(3,076)	-			(3,076)
Investment income	1,460	-			1,460
Settlement gain	76,831	-			76,831
Interest income	-	92,813			92,813
Interest expense - intrinsic value of convertible de	(338,362)	-			(338,362)
Interest expense	(283,657)	(166,700)			(450,357)
Total other income (expense), net	(465,931)	265,298			(200,633)
Income before equity in net income of affiliate	(5,746,668)	1,702,375			(5,194,865)
Equity in net (loss) income of affiliate	-	13,441			13,441
Net income (loss)	(5,746,668)	1,715,816			(5,181,424)
Preferred stock dividends	-				-
Net loss allocable to common stockholders	(5,746,668)	1,715,816			(5,181,424)

Notes to Unaudited Pro Forma Condensed Financial Statements

Pro Forma Adjustments

Waytronx, Inc.'s unaudited pro forma condensed statement of operations for the year ended December 31, 2007 is derived from Waytronx, Inc.'s audited statement of operations for the year ended December 31, 2007 and CUI, Inc.'s audited income statement for the year ended December 31, 2007.

Waytronx, Inc.'s unaudited pro forma financial statements for the period ended March 31, 2008 included the unaudited pro forma condensed statement of operations for the three months ended March 31, 2008 and is derived from Waytronx, Inc.'s unaudited statement of operations for the three months ended March 31, 2008 and CUI, Inc.'s unaudited statement of operations for the three months ended March 31, 2008.

Pro forma adjustments were made to the unaudited pro forma consolidated balance sheet to reflect the transaction to recognize Goodwill and related amortization, debt related to the Acquisition and to remove the equity from CUI, Inc.

The pro form adjustment for the long term mandatory convertible notes payable, CUI represents a three year note payable that is convertible to common stock at a rate of $0.25 per share with conversion available after one year and mandatory conversion required at the term of the note.

Pro forma adjustments were made to the unaudited pro forma statement of operations to recognize the amortization of Goodwill related to this Acquisition.